UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________

FORM 8-K
____________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2019
____________________________________________

UNIVERSAL CORPORATION
(Exact name of registrant as specified in its charter)
____________________________________________

Virginia		001-00652	54-0414210
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

9201 Forest Hill Avenue,	Richmond,	Virginia	23235
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code
(804) 359-9311

Not applicable
(Former name or former address, if changed since last report)
____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbols	Name of Exchange on which registered
Common Stock, no par value	UVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2019 Annual Meeting of Shareholders (the "2019 Annual Meeting"), held August 28, 2019, the Company’s shareholders (i) elected each of the persons listed below as a director for a term of three years, (ii) approved a non-binding advisory resolution approving the compensation of the Company’s named executive officers, (iii) ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2020, and (iv) approved the Universal Corporation Amended and Restated Executive Officer Annual Incentive Plan.

As of July 19, 2019, the Company had 24,971,489 shares of common stock outstanding, each of which was entitled to one vote per share. The majority of shares entitled to vote constituted a quorum.

The Company’s shareholders voted as follows at the 2019 Annual Meeting:

Proposal 1 - Election of Directors.

	For	Withheld	Broker Non-Votes

Thomas H. Johnson	19,675,151	702,523	2,306,099

Michael T. Lawton	20,200,704	176,970	2,306,099

Messrs. T. Johnson and M. Lawton were elected to three-year terms. The terms of office of the following directors continued after the 2019 Annual Meeting: Diana F. Cantor, George C. Freeman, III, Lennart R. Freeman, Eddie N. Moore, Jr., Robert C. Sledd, and Thomas H. Tullidge, Jr.

Proposal 2 - Approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes

19,715,659	578,553	83,462	2,306,099

Proposal 3 - Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2020.

For	Against	Abstain	Broker Non-Votes

22,027,852	638,484	17,437	—

Proposal 4 - Approval of the Universal Corporation Amended and Restated Executive Officer Annual Incentive Plan.

For	Against	Abstain	Broker Non-Votes

19,793,641	512,434	71,599	2,306,099

Item 8.01.    Other Events.

Effective August 28, 2019, the Company's Board of Directors appointed Eddie N. Moore, Jr. as the Lead Independent Director to serve until the Company's next Annual Meeting of Shareholders to be held in August, 2020.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	No.	Description

	101	Interactive Data File (submitted electronically herewith).*

101.INS XBRL Instance Document - the instance document does not appear in the Interactive Data File because its Inline XBRL tags are embedded within the Inline XBRL document. 101.SCH XBRL Taxonomy Extension Schema Document 101.CAL XBRL Taxonomy Extension Calculation Linkbase Document 101.DEF XBRL Taxonomy Extension Definition Linkbase Document 101.LAB XBRL Taxonomy Extension Label Linkbase Document 101.PRE XBRL Taxonomy Extension Presentation Linkbase Document In accordance with Rule 406T of Regulation S-T, the Inline XBRL related information in Exhibit 101 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section and shall not be part of any registration or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

	104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)
__________
*Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION
(Registrant)

Date:	September 3, 2019	By:	/s/ Preston D. Wigner
Preston D. Wigner
Vice President, General Counsel, and Secretary

Exhibit Index

Exhibits

No.	Description

101	Interactive Data File (submitted electronically herewith).*

101.INS XBRL Instance Document - the instance document does not appear in the Interactive Data File because its Inline XBRL tags are embedded within the Inline XBRL document. 101.SCH XBRL Taxonomy Extension Schema Document 101.CAL XBRL Taxonomy Extension Calculation Linkbase Document 101.DEF XBRL Taxonomy Extension Definition Linkbase Document 101.LAB XBRL Taxonomy Extension Label Linkbase Document 101.PRE XBRL Taxonomy Extension Presentation Linkbase Document In accordance with Rule 406T of Regulation S-T, the Inline XBRL related information in Exhibit 101 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section and shall not be part of any registration or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)